UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 8, 2021

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 8, 2021, NextEra Energy US Partners Holdings, LLC, a subsidiary of NextEra Energy Partners, LP (NEP), drew approximately $305 million under an existing revolving credit facility which was used to fund a portion of the cash purchase price of the acquisition described below.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On October 8, 2021, NextEra Energy Partners Acquisitions, LLC (NEP Acquisitions), an indirect subsidiary of NEP, completed the acquisition of membership interests in a portfolio of renewable energy projects pursuant to the previously disclosed purchase and sale agreement with NEP US SellCo, LLC (the seller) and ESI Energy, LLC, both of which are subsidiaries of NextEra Energy Resources, LLC, filed as Exhibits 2.2 and 2.3 to NEP's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021. NEP Acquisitions acquired the following:

• 100% of the membership interests in HW CA Holdings, LLC, that indirectly owns an approximately 162 megawatt (MW) wind generation facility (High Winds) located in California;

• 100% of the membership interests in Dogwood Wind Holdings, LLC, that indirectly owns two wind generation facilities
(Oliver III Wind and Osborn Wind) with a combined total generating capacity of approximately 300 MW located in North
Dakota and Missouri;

• 100% of the membership interests in Southwest Solar Holdings, LLC, that indirectly owns an approximately 5 MW solar generation facility (Hatch Solar) located in New Mexico;

• 33.3% of the membership interests in Shaw Creek Solar Holdings, LLC, that indirectly owns an approximately 75 MW solar generation facility (Shaw Creek) located in South Carolina;

• 33.3% of the membership interests in Nutmeg Solar Holdings, LLC, that indirectly owns an approximately 20 MW solar generation facility (Nutmeg Solar) located in Connecticut; and

• 100% of the Class C membership interests (which represents 33.3% of the total ownership interest in the underlying projects) in Solar Holdings Portfolio 12, LLC, that has indirect ownership interests in:

∘ two solar generation facilities (Westside Solar and Whitney Point Solar) with a combined total generating capacity of approximately 40 MW located in California;

∘ the DG Portfolio 2019 portfolio, that indirectly owns multiple distributed solar generation facilities with a combined total generating capacity of approximately 217 MW located in various states across the U.S.; and

∘ the DG Waipio portfolio, that indirectly owns multiple distributed solar generation facilities with a combined total generating capacity of approximately 13 MW located in Hawaii.

The purchase price consisted of cash consideration of approximately $563 million, plus working capital and other adjustments of approximately $26 million (subject to certain post-closing adjustments). NEP’s share of the entities’ debt and noncontrolling interest related to differential membership investors is approximately $270 million as of October 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 8, 2021

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer